                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                  May 10, 2000

                        (Date of earliest event reported)


                              Banknorth Group, Inc.

             (Exact name of registrant as specified in its charter)


Maine                                       0-16947                             01-0437984
(State or other jurisdiction         (Commission File Number)                   (IRS Employer
 of incorporation)                                                            Identification No.)

P.O. Box 9540, One Portland Square, Portland, Maine                   04112-9540
(Address of principal executive offices)                              (Zip Code)


                                 (207) 761-8500
              (Registrant's telephone number, including area code)


                     Peoples Heritage Financial Group, Inc.
                    (Former name, former address and former
                   fiscal year, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         As of the end of the day on May 10, 2000, following receipt of all required regulatory and stockholder approvals, Peoples Heritage Financial Group, Inc. (the "Company") completed the acquisition of Banknorth Group, Inc. ("Banknorth") pursuant to an Agreement and Plan of Merger, dated as of June 1, 1999 and amended as of December 22, 1999, between the Company and Banknorth (the "Agreement"). The acquisition was effected by means of the merger of Banknorth with and into the Company (the "Merger"), which changed its name to "Banknorth Group, Inc." as a result of the Merger. Upon consummation of the Merger, each share of common stock, $1.00 par value per share, of Banknorth outstanding immediately prior thereto was converted into the right to receive 1.825 shares of common stock, par value $0.01 per share, of the Company, including each attached right issued pursuant to an Amended and Restated Rights Agreement, dated as of September 12, 1989 and amended and restated as of July 27, 1999, between the Company and the Rights Agent named therein, with cash in lieu of fractional share interests.

         For additional information about the Merger and related matters, reference is made to the Registration Statement on Form S-4 (No. 333-95587) filed by the Company with the Securities and Exchange Commission ("SEC") in connection with the Merger on January 28, 2000. In addition, the information set forth under Item 5 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 5.  OTHER EVENTS

Other matters related to the Company's acquisition of Banknorth are noted below.

         Board of Directors. Upon consummation of the Merger, the following persons became directors of the Company: Thomas J. Amidon, Susan C. Crampton, George W. Dougan, Luther F. Hackett, Angelo P. Pizzagalli, who also became chairman of the executive committee of the board of directors of the Company, and Patrick E. Welch.

         Executive Officers. Upon consummation of the Merger, the following persons became executive officers of the Company: Richard J. Fitzpatrick, Executive Vice President, Richard E. Johnson, Executive Vice President, and Thomas J. Pruitt, Executive Vice President.

         Subsidiary Mergers. The following mergers of banking subsidiaries of the Company were scheduled to be consummated as of the indicated dates:

         The merger of Bank of New Hampshire with and into Farmington National Bank, which will change its name to "Bank of New Hampshire, NA" as a result thereof (May 12, 2000);

         The merger of Family Bank with and into First Massachusetts Bank, NA (May 12, 2000);

         The merger of Glastonbury Bank & Trust Company with and into First Massachusetts Bank, NA (May 12, 2000); and

         The merger of Granite Savings Bank & Trust Company with and into The Howard Bank, NA (on or about June 23, 2000).

         Following consummation of the subsidiary bank mergers, the Company will hold seven full-service banking subsidiaries which conduct business in Maine, New Hampshire, Massachusetts, Vermont, Connecticut and upstate New York. In addition, the Company holds The Stratevest Group, NA, a national trust company.

         Subsidiary Conversions. Each of the following banking subsidiaries of the Company is scheduled to convert from a Vermont-chartered banking subsidiary to a national bank on or about June 23, 2000: First Vermont Bank and Franklin Lamoille Bank. Following consummation of these conversions and the above-described subsidiary bank mergers, all of the Company's banking subsidiaries will be national banks, with the exception of Peoples Heritage Bank, which is currently in the process of converting to a national bank.

         Certain Dispositions. In order to satisfy certain commitments made by the Company to the Federal Reserve Board in connection with the Merger, Bank of New Hampshire and The Berlin City Bank (the "Purchaser") entered into a Purchase and Assumption Agreement, dated as of March 20, 2000, pursuant to which Bank of New Hampshire will sell to the Purchaser its branch office located in West Ossipee, New Hampshire and the related assets and liabilities (the "Branch Sale"). The deposits at the branch office amount to approximately $28 million. The Branch Sale is subject to the receipt of all required regulatory approvals and is expected to close in August 2000.

         Certain Agreements. Upon consummation of the Merger, the Company entered into a consulting and noncompetition agreement with William H. Chadwick. For additional information, reference is made to Exhibit 10.1 to this Current Report on Form 8-K. Upon their becoming executive officers of the Company, the Company entered into a severance agreement with each of Messrs. Fitzpatrick, Johnson and Pruitt. Pursuant to these agreements, which are substantially the same as the severance agreements entered into by the Company and its other executive officers, each of these officers would be entitled to receive specified benefits in the event that his employment was terminated by the Company other than for cause, disability, retirement or death following a "change in control" of the Company, as defined, or the officer terminated his employment under such circumstances for "good reason," as defined. In addition, these severance agreements also generally provide that in the event that the officer's employment is terminated by the Executive or the Company other than for cause during the one-year period following consummation of the Merger, the officer shall be entitled to receive the benefits under the change-in-control agreement entered into by the officer and Banknorth prior to consummation of the Merger, as well as remain subject to the noncompetition and confidentiality provisions of such prior change-in-control agreement, even if there has not been a change-in-control of the Company during such period. For additional information, reference is made to Exhibits 10.2, 10.3 and Exhibit 10.4 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) The following consolidated financial statements of Banknorth are incorporated herein by reference to the Annual Report on Form 10-K for the year ended December 31, 1999 filed by Banknorth with the SEC on March 30, 2000:

                  Consolidated Balance Sheets at December 31, 1999 and 1998

                  Consolidated Statements of Income for the years ended December 31, 1999, 1998 and 1997

                  Consolidated Statements of Changes in Shareholders' Equity for the years ended December 31, 1999, 1998 and 1997

                  Consolidated Statements of Cash Flows for the years ended December 31, 1999, 1998 and 1997

                  Notes to Consolidated Financial Statements

                  Report of KPMG LLP

         (b) The following pro forma financial statements of the Company are included as Exhibit 99.1 to this Current Report on Form 8-K pursuant to
         Item 7(b) of Form 8-K:

                  Pro Forma Combined Consolidated Balance Sheet at December 31, 1999 and related notes

                  Pro Forma Combined Condensed Statements of Operations for the years ended December 31, 1999, 1998 and 1997 and related notes

         (c) The following exhibits are included with this Report:

                  Exhibit 2.1               Agreement and Plan of Merger, dated as of June 1, 1999,
                                            between the Company and Banknorth (1)

                  Exhibit 2.2               First Amendment, dated as of December 22, 1999, to the
                                            Agreement and Plan of Merger between the Company and
                                            Banknorth (2)

                  Exhibit 10.1              Consulting and Noncompetition Agreement, dated as of May
                                            10, 2000, between the Company and William H. Chadwick
                                            (3)

                  Exhibit 10.2              Severance Agreement, dated as of May 10, 2000, between the
                                            Company and Richard J. Fitzpatrick

                  Exhibit 10.3              Severance Agreement, dated as of May 10, 2000, between the
                                            Company and Thomas J. Pruitt

                  Exhibit 10.4              Severance Agreement, dated as of May 10, 2000, between the
                                            Company and Richard E. Johnson

                  Exhibit 23.1              Consent of KPMG LLP

                  Exhibit 99.1              Pro Forma Financial Information

                  Exhibit 99.2              Press Release

-------------

         (1) Incorporated by reference to the Current Report on Form 8-K filed by the Company with the SEC on June 9, 1999, as well as to Annex I to the Prospectus/Joint Proxy Statement contained in the Registration Statement on Form S-4 (No 333-95587) filed by the Company with the SEC on January 28, 2000.

         (2) Incorporated by reference to the Current Report on Form 8-K filed by the Company with the SEC on December 23, 1999, as well as to Annex I to the Prospectus/Joint Proxy Statement contained in the Registration Statement on Form S-4 (No 333-95587) filed by the Company with the SEC on January 28, 2000.

         (3) Incorporated by reference to the Registration Statement on Form S-4 (No. 333-95587) filed by the Company with the SEC on January 28, 2000.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 BANKNORTH GROUP, INC.


                                 By:  /s/ Peter J. Verrill
                                 Name:    Peter J. Verrill
                                 Title:   Executive Vice President,
                                          Chief Financial Officer and Treasurer

Date:    May 11, 2000